Exhibit 99.2

Office of the United States Trustee

In re:
The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number: For the Period FROM: TO:	21 7/1/2003 7/31/2003

CASH ACTIVITY ANALYSIS (Cash Basis Only)

			Collateral	Concentration
			Account	Account

Balance before Statement #1			$268,333.21	65,956.21

A.	Total Receipts per all Prior Interim Statements		3,942,858.90	3,216,466.40

B.	Less: Total Disbursements per all Prior Statements		3,228,912.51	3,247,759.06

C.	Beginning Balance		$982,279.60	34,663.55

D.	Receipts during Current Period

	Description
	7/1/2003	BL Distribution Corp	6,835.33
	7/9/2003	Wire Transfer		29,000.00
	7/10/2003	High Fliers	622.68
	7/11/2003	Bank Of Scotland	264,442.19
	7/22/2003	Wire Transfer		27,000.00
	7/31/2003	interest	671.98
	TOTAL RECEIPTS THIS PERIOD		272,572.18	56,000.00	—	—

E.	Balance Available (C plus D)		$1,254,851.78	90,663.55	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 21	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

7/1/2003	37719	Bowne of Los Angeles, Inc		542.00
7/1/2003	37720	Cash		300.00
7/1/2003	37721	Qwest Communications		38.77
7/1/2003	37722	Steven Rosen		1500.00
7/1/2003	37723	SBC		42.40
7/7/2003		ADP Fees		261.86
7/9/2003		ADP Taxes		5532.24
7/9/2003		Wire Transfer	$29,000.00
7/9/2003	37724	Bonded Services, Inc		6301.55
7/9/2003	37725	Doniger & Fetter		299.49
7/9/2003	37726	William Liebell		1287.50
7/9/2003	37727	Marathon Services, Inc		259.80
7/9/2003	37728	Zerolag Communications, Inc		200.00
7/9/2003	37698	Zerolag (Check Voided)		-100.00
7/10/2003	7994	Payroll		980.59
7/10/2003	7995	Payroll		7817.30
7/10/2003	7996	Payroll		1332.84
7/10/2003	7997	Payroll		2293.04
7/18/2003		ADP Fees		146.09
7/22/2003		Wire Transfer	$27,000.00
7/23/2003		ADP Taxes		5566.18
7/23/2003	37729	Bowne of Los Angeles, Inc		468.00
7/23/2003	37730	Cash		350.00
7/23/2003	37731	Hodes Parking		360.00
7/23/2003	37732	William Liebell		1175.00
7/23/2003	37733	Property Management Associates, I		2000.00
7/23/2003	37734	Recall		617.60
7/23/2003	37735	Daily Variety		279.00
7/23/2003	37736	SBC		575.42
7/23/2003	37717	SBC (Check Voided/ lost in mail)		-292.47
7/24/2003	7998	Payroll		980.57
7/24/2003	7999	Payroll		7859.48
7/24/2003	8000	Payroll		1332.84
7/24/2003	8001	Payroll		2293.03
7/25/2003		ADP Fees		10.00
7/25/2003	37737	Blue Shield of California		316.00
7/25/2003	37738	Health Net		2187.92
7/30/2003	37739	William Liebell		1062.50
TOTAL DISBURSEMENTS THIS PERIOD:			56,000.00	56,176.54	—	—

G. Ending Balance (E less F)			$1,198,851.78	34,487.01	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 21	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3506258	$1,011,608.38	Pound Sterling Time Deposit
Bank of Scotland — Basil	3506581	$197,624.50	Pound Sterling Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	920.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58
I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,724.61
KL\7 Venture	1890-69-6360	$9,334.62
Denial Venture	1890-69-6501	$42,179.28
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession